UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

resTORbio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, 13th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 315-5528

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TORC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, resTORbio, Inc. (“resTORbio”) and Adicet Bio, Inc. (“Adicet”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 28, 2020, by and between resTORbio, Adicet and Project Oasis Merger Sub, Inc., a direct, wholly-owned subsidiary of resTORbio (“Merger Sub”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Adicet will be merged with and into Merger Sub (the “Merger”), with Adicet continuing after the Merger as the surviving company and a wholly-owned subsidiary of resTORbio.

resTORbio has updated its joint investor presentation which provides supplemental information regarding the Merger that resTORbio intends to make available to investors and post on the investor relations portion of its website, which is located at www.resTORbio.com. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K, and supersedes in its entirety the joint investor presentation furnished as Exhibit 99.2 to resTORbio’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2020.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the expected structure, timing and completion of the merger, future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials; the potential for the results of ongoing preclinical or clinical trials and the efficacy of either party’s drug candidates; the potential market opportunities and value of drug candidates; future product development and regulatory strategies, including with respect to specific indications; the combined company’s future financial performance, results of operations or sufficiency of capital resources to fund operating requirements; future Nasdaq listing; expectations regarding the combined company’s focus, operations, resources and development plan; expectations regarding synergies resulting from the Merger; the executive and board structure of the combined company; expectations of the potential impact of the COVID-19 pandemic on resTORbio’s, Adicet’s and the combined company’s strategy and future operations, including ability to access capital or obtain additional financing and ability to conduct, and the timing of, clinical trials; and the potential payment of proceeds pursuant to the CVR Agreement by and between resTORbio, the Holders’ Representative (as defined therein) and the Rights Agent (as defined therein) (as defined in the Merger Agreement). The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on resTORbio’s current beliefs, expectations and assumptions regarding the future of resTORbio’s and Adicet’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. There can be no assurance that the parties will be able to complete the Merger on the anticipated terms, or at all.

Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: (i) risks associated with resTORbio’s ability to obtain the stockholder approval required to consummate the Merger and the timing of the closing of the Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the Merger will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) unanticipated difficulties or expenditures relating to the Merger, the response of business partners and competitors to the announcement of the Merger, and/or potential difficulties in employee retention as a result of the announcement and pendency of the Merger; (iv) the length of time necessary to consummate the Merger may be longer than anticipated; (v) resTORbio’s continued listing on the Nasdaq Global Market until closing of the Merger; (vi) the combined company’s listing on the Nasdaq Global Market after closing of the Merger; (vii) the adequacy of the combined company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; (viii) the nature, strategy and focus of the combined company; (ix) the difficulty in predicting the time and cost of development of resTORbio’s and Adicet’s product candidates; (x) the executive management and board structure of the combined company; (xi) the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to resTORbio’s stockholders; (xii) Adicet’s plans to develop and commercialize its product candidates, including ADI-001; (xiii) the timing of initiation of Adicet’s planned clinical trials; (xiv) the timing of the availability of data from Adicet’s clinical trials; (xv) the timing of any planned investigational new drug application or new drug application; (xvi) Adicet’s plans to research, develop and commercialize its current and future product candidates; (xvii) Adicet’s ability to enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; (xviii) the clinical utility, potential benefits and market acceptance of Adicet’s product candidates; (xix) Adicet’s commercialization, marketing and manufacturing capabilities and strategy; (xx) Adicet’s ability to identify additional products or product candidates with significant commercial potential; (xxi) developments and projections relating to Adicet’s competitors and its industry; (xxii) the impact of government laws and regulations; (xxiii) Adicet’s ability to protect its intellectual property position; (xxiv) Adicet’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the Merger; and (xxv) those risks detailed in resTORbio’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of resTORbio, Adicet, nor their affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Important Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K relates to the Merger involving resTORbio and Adicet and may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, resTORbio will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This Current Report on Form 8-K is not a substitute for the Form S-4, the Proxy Statement or for any other document that resTORbio may file with the SEC and or send to resTORbio’s stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RESTORBIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RESTORBIO, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by resTORbio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by resTORbio with the SEC will also be available free of charge on resTORbio’s website at www.restorbio.com, or by contacting resTORbio’s Investor Relations at 212-362-1200.

Participants in the Solicitation

resTORbio, Adicet and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from resTORbio’s stockholders with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of resTORbio is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 12, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 27, 2020 and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Corporate Presentation of resTORbio, Inc. and Adicet Bio, Inc., dated June 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2020	resTORbio, Inc.

	By:	/s/ Chen Schor
Chen Schor
President and Chief Executive Officer